UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33629	20-8450938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2434

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP. (“AAMAC”), GREAT AMERICAN GROUP, LLC (“GREAT AMERICAN”) AND GREAT AMERICAN GROUP, INC. (“GA”) CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF AAMAC AND GREAT AMERICAN REGARDING, AMONG OTHER THINGS, AAMAC’S PROPOSED BUSINESS COMBINATION WITH GREAT AMERICAN DISCUSSED HEREIN AND THE BUSINESS OF GREAT AMERICAN, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS: (1) AAMAC’S ABILITY TO COMPLETE ITS INITIAL BUSINESS COMBINATION WITHIN THE SPECIFIED TIME LIMITS; (2) DIFFICULTIES ENCOUNTERED IN INTEGRATING THE MERGED COMPANIES; (3) OFFICERS AND DIRECTORS ALLOCATING THEIR TIME TO OTHER BUSINESSES AND POTENTIALLY HAVING CONFLICTS OF INTEREST WITH AAMAC’S BUSINESS OR IN APPROVING THE ACQUISITION; (4) SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, GA’S OFFICERS, KEY EMPLOYEES OR DIRECTORS FOLLOWING THE ACQUISITION; (5) LISTING OR DELISTING OF AAMAC’S SECURITIES FROM THE NYSE AMEX OR THE ABILITY TO HAVE GA’S SECURITIES LISTED ON THE NASDAQ CAPITAL MARKET FOLLOWING THE TRANSACTION; (6) THE POTENTIAL LIQUIDITY AND TRADING OF AAMAC’S AND GA’S PUBLIC SECURITIES; (7) GA’S REVENUES AND OPERATING PERFORMANCE; (8) CHANGES IN OVERALL ECONOMIC CONDITIONS; (9) ANTICIPATED BUSINESS DEVELOPMENT ACTIVITIES OF GA’S FOLLOWING THE PROPOSED TRANSACTION; (10) RISKS AND COSTS ASSOCIATED WITH REGULATION OF CORPORATE GOVERNANCE AND DISCLOSURE STANDARDS (INCLUDING PURSUANT TO SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002); (11) THE NOTE (DEFINED BELOW) WILL BE MADE IN FAVOR OF CERTAIN PARTIES RELATED TO GA AND THEIR INTERESTS MAY DIFFER FROM THOSE OF GA’S SECURITYHOLDERS; (12) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY NEGATIVELY AFFECT GA’S FINANCIAL POSITION AND RESULTS OF OPERATIONS; (13) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY REDUCE GA’S ABILITY TO PURSUE FUTURE LIQUIDATION ENGAGEMENTS AND OTHER BUSINESS OPPORTUNITIES; (14) GA’S OBLIGATIONS PURSUANT TO THE NOTE MAY INCREASE GA’S NEED FOR ADDITIONAL SOURCES OF FINANCING IN THE FUTURE AND THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO OBTAIN ANY ADDITIONAL FINANCING ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; (15) IF GA IS UNABLE TO SATISFY ITS OBLIGATIONS UNDER THE NOTE ON OR PRIOR TO THE MATURITY DATE, THERE CAN BE NO ASSURANCE THAT GA WILL BE ABLE TO REFINANCE THE NOTE ON COMMERCIALLY REASONABLE TERMS, IF AT ALL; AND (16) OTHER RISKS REFERENCED FROM TIME TO TIME IN AAMAC’S AND GA’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AND THOSE FACTORS LISTED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS UNDER “RISK FACTORS”. THE INFORMATION SET FORTH HEREIN SHOULD BE READ IN LIGHT OF SUCH RISKS. NONE OF AAMAC, GREAT AMERICAN OR GA ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

STOCKHOLDERS OF AAMAC AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORT ON FORM 8-K FILED BY AAMAC WITH THE SEC ON JULY 28, 2009 (THE “CURRENT REPORT”) AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY AAMAC OR GA WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AAMAC’S FINAL PROSPECTUS, DATED AUGUST 1, 2007, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (THE “ANNUAL REPORT”) AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AAMAC’S OFFICERS AND DIRECTORS AND THEIR AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WAS MAILED TO STOCKHOLDERS AS OF THE RECORD DATE FOR VOTING ON THE PROPOSED TRANSACTIONS. STOCKHOLDERS AND OTHERS CAN ALSO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, OR THE CURRENT REPORT WITHOUT CHARGE, BY DIRECTING A REQUEST TO AAMAC IN WRITING

AT 590 MADISON AVENUE 35TH FLOOR, NEW YORK, NEW YORK 10022, OR BY TELEPHONE AT (212) 409-3424. FREE COPIES OF THESE DOCUMENTS AND OTHER FILINGS OF AAMAC CAN ALSO BE OBTAINED AT THE SEC’S INTERNET SITE (http://www.sec.gov).

AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF AAMAC’S STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS. THE UNDERWRITERS OF AAMAC’S INITIAL PUBLIC OFFERING MAY PROVIDE ASSISTANCE TO AAMAC, GREAT AMERICAN, GA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, AND MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. A SUBSTANTIAL PORTION OF THE UNDERWRITERS’ FEES RELATING TO AAMAC’S INITIAL PUBLIC OFFERING WERE DEFERRED PENDING STOCKHOLDER APPROVAL OF AAMAC’S INITIAL BUSINESS COMBINATION, AND STOCKHOLDERS ARE ADVISED THAT THE UNDERWRITERS HAVE A FINANCIAL INTEREST IN THE SUCCESSFUL OUTCOME OF THE PROXY SOLICITATION. INFORMATION ABOUT AAMAC’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS.

THE INFORMATION ON GREAT AMERICAN’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN FILINGS EITHER AAMAC OR GA MAKES WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 8.01. Other Events.

Alternative Asset Management Acquisition Corp. (“AAMAC”) today announced the results of its Special Meeting of Warrantholders. At the Special Meeting, warrantholders approved the proposed amendment to the warrant agreement governing AAMAC’s outstanding warrants exercisable for shares of AAMAC common stock. Approval of the amendment is a condition to the proposed acquisition (the “Acquisition”) by AAMAC of Great American Group, LLC (“Great American”) which will be considered and voted upon by AAMAC stockholders at the Special Meeting of AAMAC Stockholders which was convened today and immediately adjourned to 10:00 a.m. Eastern Time on Friday, July 31, 2009.

The amendment of the warrant agreement approved today requires the redemption of all of the outstanding AAMAC warrants, including those held by AAMAC’s sponsors, at a price of $0.50 per warrant at any time on or prior to the 90th day following the closing of the proposed Acquisition. It also delays the commencement of the exercisability of the warrants from immediately following the proposed Acquisition to the 91st day following the consummation of the proposed Acquisition and precludes any adjustment of the warrants as a result of the proposed Acquisition.

A copy of the press release dated July 30, 2009, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated July 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2009	ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

	By:	/s/ PAUL D. LAPPING
Name: Paul D. Lapping Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release, dated July 30, 2009

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